                                                                   Exhibit 10.37

                               AGREEMENT No 2K/4
                      FOR PURCHASE AND SALE OF SECURITIES

Moscow                                                         09 September 2004

      "HAYWOOD CAPITAL LIMITED", hereunder referred to as "SELLER", established and existing in accordance with the laws of British Virgin Islands, having its registered office at: Akara Bldg., 24 De Castro Street, Wickhams Cay I, Road
Town, Tortola, British Virgin Islands, represented by director Mr. Brian Thomas
Waldow, acting pursuant to its by-laws,

      and

      "StoryFirst Communications, Inc", hereunder referred to as "BUYER", represented by its Chief executive officer Mr. Alexander Rodnyanski, acting pursuant to its by-laws, collectively referred to as the "PARTIES", entered into the present Agreement as follows:

                             I. SUBJECT OF AGREEMENT

1.1.  Subject to the terms and conditions of this Agreement, Seller shall transfer and Buyer shall purchase and accept title to the following securities (hereunder the "SECURITIES"):

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      Type of Securities            Ordinary registered non-certificated shares
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      Issuer                        OJSC TELEXPRESS (OGRN - 1037700160365,
                                    resident of Russia, Moscow)
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      Nominal Value                 1 (one) Ruble
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      Quantity                      390 (three hundred ninety) shares
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      Securities issue              1-01-01275-N
      registration number
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      Type of Securities            Preferred registered non-certificated
                                    shares, converted into ordinary shares
      --------------------------------------------------------------------------
      Issuer                        OJSC TELEXPRESS (OGRN - 1037700160365,
                                    resident of Russia, Moscow)
      --------------------------------------------------------------------------
      Nominal Value                 1 (one) Ruble
      --------------------------------------------------------------------------
      Quantity                      100 (one hundred) shares
      --------------------------------------------------------------------------
      Securities issue              3-01-01275-N
      registration number
      --------------------------------------------------------------------------

1.2.  The total nominal value of the Securities purchased by Buyer is 490 (four hundred ninety) Rubles representing 49 (forty nine) % of the Charter
      Capital of OJSC TELEXPRESS (hereunder, "ISSUER").

                        II. REPRESENTATION AND WARRANTIES

2.1.  Each of Buyer and Seller represents that it has proper legal capacity to enter into this Agreement and that its signatories are properly authorized and empowered to execute the same.

2.2.  Seller represents and warrants that as of the date the title to the
      Securities transfers from Seller to Buyer:

      2.2.1.    The Securities are owned by it, fully paid, have not been
                disposed of, pledged, seized or placed in trust, are free and clear of any claims and third party interests, including any rights of first refusal, options or other encumbrances, and are not otherwise subject to injunction or restriction;

      2.2.2.    Issuer is a company duly established, registered with all
                governmental authorities and existing in accordance with the law of the Russian Federation. Issuer is not subject to any
                restructuring, bankruptcy, liquidation or other

                similar proceedings and no decision to initiate restructuring, bankruptcy, liquidation or other similar proceedings has been taken by Issuer's governing body or governmental authority in respect of Issuer;

      2.2.3.    Issuer has a Charter capital of 1000 Rubles divided into 880 ordinary registered shares and 120 privileged registered shares convertible into ordinary registered shares. The Issuer's
                securities issue and statement of securities issue placement has been approved and registered in accordance with the law of the
                Russian Federation. No decisions exist in respect of Issuer relating to the increase or decrease of the charter capital, issuance of shares or other securities, declaration or payment of dividends, stock redemption, split or consolidation. No dividends are outstanding in respect of Issuer's privileged shares;

      2.2.4.    No facts exist that are known or should have been known to
                Seller, which may affect Buyer's decision to purchase the
                Securities on the terms and conditions set forth herein;

      2.2.5.    Issuer is the legal holder of all necessary television
                broadcasting licenses, permits and certificates, issued by the
                Russian Ministry of Press, Television Broadcasting and Mass
                Media, Ministry of Communications and Information Technology,
                Gossvyaznadzor and other government authorities. All of Issuer's licenses, permits and certificates have been obtained in
                accordance with the applicable laws, are valid and have not been suspended, terminated or revoked. Issuer has complied with all requirements and conditions set forth in its licenses, permits and certificates;

      2.2.6.    Issuer owns technical facilities, required for television
                broadcasting operations ("TECHNICAL FACILITIES"). Issuer's
                Technical Facilities have not been pledged, seized, leased to third parties or placed in trust and are free and clear of any claims and third party of any claims and third party interests, including any rights of first refusal, options or other
                encumbrances, and are not otherwise subject to injunction or restriction. None of such facilities have any defects (whether apparent or hidden), they have been maintained consistent with the industry practices, are in operating condition (subject to normal wear) and are fit for their intended use;

      2.2.7.    Issuer owns the building located at 15/2 Pravdy Street, Moscow
                (the "BUILDING") and such ownership right has been properly recorded with all governmental authorities. The Building (1) has not been disposed of, (2) pledged, (3) seized, leased to third parties or placed on the list of dilapidated buildings to be demolished, (4) is free and clear of any claims and third party interests, including any rights of first refusal, option,
                servitude or other encumbrance, and are not otherwise subject to injunction or restriction. The utilities and other services required for the operation of the Building are available in the
                Building, including gas, electricity, water, telephone services and sewage, as well as other maintenance and utility services typical for this class of real estate.

      2.2.8.    Issuer has no outstanding obligations (debts) to any individuals or legal entities, including (i) any agreements, contracts or other instruments, under which Issuer has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any person; (ii) any agreements, contracts or other instruments, under which (A) any person, directly or indirectly guaranteed any indebtness or obligations of Issuer or
                (B) Issuer directly or indirectly

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                guaranteed any indebtness or obligations of any other person;
                (iii) mortgage, pledge, security agreement, deed of trust or other instrument granting a lien upon any material object of personal (movable) property of Issuer or any material object of real property; or (iv) any outstanding taxes, charges, duties, fines or other compulsory payments, except as set forth in
                Schedule 1 hereto and obligations arisen as a result of regular operations of the Issuer;

      2.2.9.    No court, administrative or any other proceedings are on-going or pending in respect of Issuer, which outcome may adversely affect Issuer's financial condition;

      2.2.10.   Seller has obtained all approvals (consents) of the authorized governing bodies for consummating the transaction on the terms and conditions, set forth herein.

2.3.  Indemnity for breach of warranties.

      2.3.1.  In the event any of the warranties and/or representations of
              Seller is breached, Seller shall indemnify Buyer and reimburse to it all and any Buyer's Damages (as defined in section 2.3.2.).

      2.3.2.  The term "Buyer's Damages" means all Damages, suffered by Buyer or
              Issuer, arising, directly or indirectly, from: (1) any breach of representation and warranties of Seller, contained herein; (2) any material breach of any of the Seller's obligations hereunder; or
              (3) any third party claim based on allegation, which, if proved to be true, will entitle Buyer to indemnification under this section.

2.4.  Additional obligations of Seller:

      2.4.1.  Seller shall provide Buyer with documents, confirming waivers of the rights of the founders of the mass-media "TELEEXPRESS", named in the certificate of the mass- media "TELEEXPRESS" No. 02347 of
              February 25, 1994, and/or other documents confirming
              non-presenting to the registration authorities documents in accordance with art. 26 of the Federal law of the Russian
              Federation "About registration of legal entities and
              self-employers" during the period of validity of the present
              Agreement.

      2.4.2.  Seller shall terminate a contract with general director of Issuer
              Mr. Moskvin Sergei Lvovich without any additional consideration notwithstanding to the fact of pre-term termination of the said contract and/or alternation of the owner of Issuer during the period of validity of the present Agreement.

      2.4.3.  Seller shall provide Buyer during the period of validity of the present Agreement with documents confirming transfer of title to the share of limited liability company "Televisionnaya kompaniya
              "T-8" to CJSC "CTC-Region". The nominal price of the said share is
              260 000 (Two hundred sixty thousand) rubles and equal to 100 % of the charter capital of "Televisionnaya kompaniya "T-8" LLC

2.5.  Buyer represents and warrants that it has obtained all approvals
(consents) of the authorized governing and governmental bodies for consummating the transaction on the terms and conditions, set forth herein.

                III. PURCHASE PRICE AND PAYMENTS BETWEEN PARTIES

3.1.  Buyer shall pay the following price for the Securities:

      Price of 390 ordinary registered shares shall be: 19 102 040 (Nineteen million one hundred two thousand forty) US Dollars.

                                        3

      Price of 100 preferred registered shares converted into ordinary shares shall be: 4 897 960 (Four million eight hundred ninety seven thousand nine hundred sixty) US Dollars.

      Total Purchase Price shall be: 24 000 000 (Twenty four million) US
      Dollars.

3.2.  Buyer shall pay to Seller the Purchase Price with the deduction of advance
      (section 3.3. of the present Agreement) and amounts in accordance with section 3.4. of the present Agreement by wire transfer to the Seller's bank account within 3 (three) banking days from the transfer of title to the Securities to Buyer pursuant to Section IV hereof. The amounts set forth in section 3.1. hereof shall be inclusive of all taxes, which Seller may have to pay in connection with the sale of the Securities pursuant to the Russian law on taxes and fees.

3.3.  Buyer shall pay to Seller an advance in amount of 2 500 000 (Two million five hundred thousand) US Dollars by wire transfer to the Seller's bank account insuring performance of Buyer's obligations under the present
      Agreement. Buyer shall pay the said advance to the Seller's bank account within 3 (three) days since the date of signing of the present Agreement.

3.4.  Buyer holds back the following amounts from the Purchase price stipulated in sections 3.1., 3.2. hereof till performance by Seller its obligations set forth in section 2.4. of the Agreement:

      - insuring performance of obligation set forth in section 2.4.1. of the present Agreement - 1 000 000 (One million) US Dollars;

      - insuring performance of obligation set forth in section 2.4.2. of the present Agreement - 2 000 000 (Two million) US Dollars;

      - insuring performance of obligation set forth in section 2.4.3. of the present Agreement - 1 000 000 (One million) US Dollars;

      Buyer shall pay to Seller on its bank account the withhold amount within 3
      (three) days since the date of presenting by Seller the relevant documents of performance of the corresponding obligation in accordance with section
      2.4. of the present Agreement.

3.5.  In case of termination of the present Agreement by consent of the parties or in result of impossibility of its performance the advance shall be repaid to Buyer within 5 (five) days since the date of termination of the
      Agreement.

3.6.  The party guilty in non-performance of its obligations insured by the advance incurs liability according to article 381 of Civil Code of Russia.

3.7.  Buyer shall provide to Seller original payment documents in accordance with section 3.2, 3.3. and 3.4 hereof stamped by the bank to evidence that such payments have been made. Subject to Seller's consent Buyer may provide a copy of such document.

                       IV. TRANSFER OF TITLE TO SECURITIES

4.1.  Buyer shall become an owner of the Securities upon a receipt entry recorded on the securities account with OOO Irkol Depository (hereunder the "DEPOSITORY") with registered office at: 4/3 Myasnitsky proezd, building 1, 107078, Moscow, Russia.

4.2.  Both Parties shall be responsible for completing all actions, required to transfer the title to the Securities from Seller to Buyer.

4.3.  Seller shall be required within 3 (three) days since receipt of 50 % of purchase price for the securities under Agreement of sale and purchase of securities of August_______, 2004 concluded . between Seller and CJSC "Set
      Televisionnykh Stantsiy" in accordance with section 3.2. of the aforementioned Agreement to execute and deliver to Buyer an order for transfer of the Securities from Seller's securities account to Buyer's securities account with the Depository. Upon receiving such order, Buyer shall execute it on the same day and deliver it to the

                                        4

      Depository to effect the transfer of the Securities from the Seller's securities account to the Buyer's securities account.

4.4.  No later than the day following the date of delivery by Buyer to the
      Depository of the Securities transfer order properly executed by the
      Parties under section 4.3. hereof, Seller shall deliver to Buyer copies of the following documents:

      o  Notice of transfer of the Securities from Seller's securities account to the Buyer's securities account, issued by the Depository to Seller upon the completion of such transaction; and

      o  Statement of Seller's securities account, evidencing the transfer
         (absence) of the Securities from (in) such account, issued by the
         Depository to Seller upon its request.

4.5.  No later than the day following the date of delivery by Buyer to the
      Depository of the Securities transfer order properly executed by the
      Parties under section 4.3. hereof, Buyer shall deliver to Seller copies of the following documents:

      o  Notice of transfer of the Securities from Seller's securities account to Buyer's securities account, issued by the Depository to Buyer upon the completion of such transaction; and

      o  Statement of Buyer's securities account, evidencing the transfer
         (presence) of the Securities to (in) such account, issued by the
         Depository to Buyer upon its request.

                                V. MISCELLANEOUS

5.1.  In the event of non-performance or improper performance hereunder, the non-performing Party shall be held liable in the manner, prescribed by the
      Russian law and this Agreement.

5.2.  In the event of delay in the performance of the obligation under sections
      3.2., 3.4. hereof, Buyer shall pay to Seller a penalty at the rate of 0,5
      % of the Purchase Price (under section 3.1. hereof) for each day of delay.

5.3.  This Agreement shall be governed by the substantive law of the Russian
      Federation.

5.4.  Disputes arising in connection with the performance of this Agreement, if they cannot be resolved by the agreement of the Parties, shall be referred to the Moscow Arbitrazh Court in accordance with the rules of procedure then effective in the Russian Federation.

5.5.  This Agreement shall come into force upon its execution by the Parties and is valid till performance by the Parties all of their obligations.

5.6.  This Agreement is executed in Russian and English in two counterparts with one for each Party. In the event the texts in Russian and English are not similar, Russian language prevails.

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                VI. ADDRESSES, DETAILS AND SIGNATURES OF PARTIES
SELLER:

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Bank Details           Current account in USD 40807840610110473801 with JSCB "Promsvyazbank"
                       (ZAO), Moscow, Russia SWIFT:PRMSRUMM correspondent account No. 04410090 with Deutsche Bank Trust Company Americas; New York, NY, USA SWIFT: BKTRUS33
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Mailing Address:       Akara Bldg., 24 De Castro Street, Wickhams Cay I, Road Town,
                       Tortola, British Virgin Islands
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Registered Office:     Akara Bldg., 24 De Castro Street, Wickhams Cay I, Road Town,
                       Tortola, British Virgin Islands
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Name                   Brian Thomas Wadlow

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                                     Signature                                        Seal

                        /s/ Brian Thomas Wadlow
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BUYER:

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Bank Details            Wells Fargo Bank, 1525 Market Street, San Francisco, CA 94105-7329,
                        USA
                        WFB Acct: 4068-000769 Further credit to: TR 358-214486
                        SWIFT: WFBIUS6S ABA: 121000248
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Registered Office:      2711 Centerville Road, Suite 400, Wilmington, New
                        Castle County, State of Delaware, USA
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Name                   STORYFIRST COMMUNICATIONS, INC
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                                     Signature                                        Seal

                       /s/
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                                        6

                                                       Schedule # 1
                                                       to Agreement for sale
                                                       and purchase
                                                       of securities No________
                                                       _______________2004

ISSUER: TELEEXPRESS
                     NUMBER       DATE             DEBT HOLDER                            NOMINAL AMOUNT

1 Promisory note     0011004      of 07-07-04      OAO "Kapital Strakhovanie"             38,195,312.73   rubles

2 Promisory note     0012004      of 16-08-04      OAO "Kapital Strakhovanie"             25,500,000.00   rubles

3 Promisory note     0096020      of 03-08-04      ZAO "Rost.S"                           5,000,000.00    rubles

4 Bill of exchange   319614       of 05-10-99      ZAO "Priemier S.V."                    3,993,664.55    rubles

5 Bill of exchange   319615       of 05-10-99      ZAO "Priemier S.V."                    726,048.97      rubles

6 Promisory note     2542010      of 27-07-99      ZAO "Rost.S"                           53,284,000.00   rubles

7 Promisory note     3134537      of 15-07-03      Fortes Corporation                     1,000,000.00    US Dollars

8 Promisory note     0096021      of 20-08-04      NO "Negosudarstvennyi pensionnyi       863000.00       US Dollars
                                                   fond "LUKOIL-GARANT"

        SELLER                                                BUYER

        /s/